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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): November 21, 2008




                             IVOICE TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its chapter)



NEW JERSEY                          333-120490                   20-1862731
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(State of                          (Commission                (I.R.S. Employer
organization)                      File Number)              Identification No.)



     750 HIGHWAY 34, MATAWAN, NJ                                     07747
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:               (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On November 21, 2008, the Company entered into an Amendment Agreement (the "Agreement") between the Company and YA Global Investments LP, f/k/a Cornell Capital Partners, LP. ("YA Global") which paid off in full the Secured Convertible Debenture dated March 30, 2007 (the "Debenture"). Under the terms of the Agreement, the Company paid the sum of One Hundred and Thirty-five Thousand Dollars ($135,000) in full payment of the Debenture with a remaining principal balance of $186,567, with accrued interest of $17,788. The security interest that YA Global held in the assets of the Company was terminated.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


(d)    Exhibits

10.1 Amendment Agreement (the "Agreement") dated November 21, 2008 between the Company and YA Global Investments LP, f/k/a Cornell Capital Partners, LP.





                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IVOICE TECHNOLOGY, INC.


Date:  November 26, 2008               By: /s/ Jerome Mahoney
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                                           Jerome Mahoney
                                           President and Chief Executive Officer
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                                INDEX OF EXHIBITS


10.1 Amendment Agreement (the "Agreement") dated November 21, 2008 between the Company and YA Global Investments LP, f/k/a Cornell Capital Partners, LP.